UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 20, 2009
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices including zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

East West Bancorp, Inc. (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to present the financial information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 2, 2009 (the “Form 10-K”), to reflect revised financial information and disclosures as a result of changes in the Company’s segment reporting as described below.

During the first quarter of 2009, the Company implemented changes to the composition and alignment of its reportable segments under SFAS No. 131, “Disclosure about Segments of an Enterprise and Related Information,” (“SFAS No. 131”).  As a result of these changes, the Company’s previous five reportable segments have now been aggregated into three reportable segments: Retail Banking, Commercial Banking, and Other.  Specifically, the changes effected during the first quarter of 2009 are as follows:

•      The Residential Lending segment has been aggregated into the Retail Banking reportable segment due to the consumer-centric nature of the products and services offered by these two segments as well as the synergistic relationship between these two segments in generating consumer mortgage loans.

•      The Commercial Lending reportable segment has been renamed “Commercial Banking” and now includes East West Insurance Services, Inc. (“EWIS”), the Company’s insurance brokerage agency whose operations had historically been aggregated into the “Other” reportable segment.   Over the years, the operations of EWIS have increasingly become more integrated with the Company’s commercial banking operations.

•      The Treasury segment has been aggregated into the Other reportable segment which provides broad administrative support to the Retail Banking and Commercial Banking segments, the two core reportable segments of the Company.

Management of the Company believes that this new reporting structure better aligns its service structure with its customer base and provides a more efficient platform to manage the complexities and challenges impacting the Company’s current business environment.

Item 9.01.  Financial Statements and Exhibits.

23.1         Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1         Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2         Item 15.(a) Financial Statements, Schedules and Exhibits

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

By:	/s/ Thomas J. Tolda
Thomas J. Tolda
Executive Vice President and Chief Financial Officer

Date: July 20, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Name

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Item 15.(a) Financial Statements, Schedules and Exhibits